UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2019

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Kforce Inc.
Exact name of registrant as specified in its charter

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Florida	000-26058	59-3264661
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

1001 East Palm Avenue, Tampa, Florida 33605
Address of principal executive offices Zip Code

Registrant’s telephone number, including area code: (813) 552-5000

N/A
Former name or former address, if changed since last report
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On March 6, 2019, the Firm entered into a corporate stock repurchase plan (the “Plan”), which allows the Firm to repurchase outstanding common stock under a share repurchase program authorized by the Firm’s Board of Directors. The Plan is in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934 and effective on March 18, 2019. Purchases of common stock under the Plan are subject to certain price, market, volume and timing constraints specified in the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

Date: March 8, 2019	By:	/s/ DAVID M. KELLY
David M. Kelly,
Senior Vice President, Chief Financial Officer (Principal Financial Officer)

KFORCE INC.
(Registrant)

Date: March 8, 2019	By:	/s/ JEFFREY B. HACKMAN
Jeffrey B. Hackman,
Senior Vice President, Finance & Accounting (Principal Accounting Officer)